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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 24, 2003


                                TC PIPELINES, LP
             (Exact name of registrant as specified in its charter)


          DELAWARE                     000-26091                52-2135448
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


       110 TURNPIKE ROAD, SUITE 203                             01581
        WESTBOROUGH, MASSACHUSETTS                           (Zip Code)
(Address of principal executive offices)


                                 (508) 871-7046
              (Registrant's telephone number, including area code)


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number         Description of Exhibit

  99.1 News Release of TC PipeLines, LP entitled "TC PipeLines, LP Announces 2003 Third Quarter Results", issued October 24, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 24, 2003, TC PipeLines, LP issued a news release announcing third quarter results for the period ended September 30, 2003. A copy of the news release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference.

The information in this report is being furnished, not filed, pursuant to Item 12 of Form 8-K. Accordingly, the information in Item 12 of this report will not be incorporated by reference into any registration statement filed by TC PipeLines, LP under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             TC PipeLines, LP

                                             By: TC PipeLines GP, Inc.,
                                                 its general partner


Dated: October 24, 2003                      By: /s/ Amy Leong
                                                 -------------------------------
                                                 Amy Leong
                                                 Controller


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                                  EXHIBIT INDEX

Exhibit 99.1 News Release of TC PipeLines, LP entitled "TC PipeLines, LP Announces 2003 Third Quarter Results", issued October 24, 2003.